                                                                    EXHIBIT 99.7

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               SEPTEMBER 27, 2004

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

                                                                                                                            CURRENT
FICO SCORE       FULL DOC     LITE DOC       STATED DOC           NO DOC        ALL DOCS      WAC       AVG PRIN BAL          LTV
----------       --------     --------       ----------           ------        --------      ---       ------------          ---
NO SCORE           0.12%        0.00%            0.03%            0.00%            0.15%    7.7648%       88,046.26         68.64%
451-500            0.12%        0.00%            0.19%            0.00%            0.31%    8.1713%      145,260.83         75.07%
501-550           14.51%        0.30%            5.60%            0.00%           20.40%    7.7029%      153,115.03         74.26%
551-600           15.89%        0.16%            9.00%            0.00%           25.05%    7.1529%      159,720.20         75.58%
601-650           20.09%        0.18%            9.78%            0.00%           30.04%    6.6504%      155,578.40         79.90%
651-700            8.61%        0.10%            7.99%            0.12%           16.82%    6.4300%      178,094.66         80.60%
701-750            1.92%        0.05%            3.55%            0.27%            5.79%    6.6969%      187,658.71         82.72%
751-800            0.27%        0.00%            0.98%            0.08%            1.34%    6.7528%      231,476.57         82.39%
801-850            0.08%        0.00%            0.01%            0.00%            0.09%    6.2928%      167,329.50         84.31%
                  -----         ----            -----             ----           ------     ------       ----------         -----
TOTAL             61.61%        0.77%           37.13%            0.48%          100.00%    6.9641%      161,627.67         77.96%
                  -----         ----            -----             ----           ------     ------       ----------         -----

LTV & FICO

CURRENT LTV   NO SCORE   451-500   501-550   551-600  601-650   651-700   701-750  751-800
-----------   --------   -------   -------   -------  -------   -------   -------  -------
10.01-20       0.00%      0.00%     0.00%     0.03%    0.00%     0.00%     0.01%     0.00%
20.01-30       0.00%      0.00%     0.01%     0.09%    0.00%     0.03%     0.00%     0.00%
30.01-40       0.00%      0.00%     0.18%     0.30%    0.17%     0.03%     0.01%     0.00%
40.01-50       0.02%      0.00%     0.45%     0.71%    0.38%     0.13%     0.05%     0.04%
50.01-60       0.01%      0.02%     1.44%     1.44%    1.14%     0.50%     0.11%     0.02%
60.01-70       0.03%      0.08%     4.22%     4.67%    2.84%     1.91%     0.39%     0.17%
70.01-80       0.09%      0.21%    11.62%    11.67%   14.27%     7.58%     2.30%     0.29%
80.01-90       0.00%      0.01%     2.31%     5.10%    8.43%     4.97%     2.00%     0.77%
90.01-100      0.00%      0.00%     0.18%     1.05%    2.81%     1.68%     0.92%     0.05%
               ----       ----     -----     -----    -----     -----      ----      ----
TOTAL          0.15%      0.31%    20.40%    25.05%   30.04%    16.82%     5.79%     1.34%
               ----       ----     -----     -----    -----     -----      ----      ----

                                                                   GROSS                     STATED
CURRENT LTV     801-850      TOTAL    AVG PRIN BAL       WAC      MARGIN    LIMITED DOC       DOC
-----------     -------      -----    ------------       ---      ------    -----------       ---
10.01-20          0.00%       0.03%       50,959       6.87967    3.45023         -          38.99
20.01-30          0.00%       0.12%      152,356       6.98047    5.37282         -          70.09
30.01-40          0.00%       0.69%      104,830       6.85446    4.68626      2.42          26.03
40.01-50          0.00%       1.79%      130,696       6.81679    4.92784         -          41.14
50.01-60          0.00%       4.68%      152,364       6.82785    4.97839      0.88          45.03
60.01-70          0.00%      14.30%      171,041       6.98037    5.11131      1.71          46.48
70.01-80          0.06%      48.09%      160,139       6.90573    4.99683      0.94          38.50
80.01-90          0.01%      23.59%      171,880       7.03530    5.19016      0.09          34.29
90.01-100         0.01%       6.70%      148,673       7.24384    5.37292         -          11.32
                  ----      ------     ---------       -------    -------      ----          -----
TOTAL             0.09%     100.00%    161627.67       6.96413    5.08013      0.77          37.13
                  ----      ------     ---------       -------    -------      ----          -----

PRIN BALANCE & FICO

PRIN BALANCE          NO SCORE        451-500   501-550    551-600  601-650  651-700    701-750       751-800
------------          --------        -------   -------    -------  -------  -------    -------       -------
$1-$50,000              0.01%          0.01%     0.09%       0.19%    0.12%     0.07%     0.01%         0.01%
$50,001-$100,000        0.05%          0.04%     3.16%       3.28%    4.67%     1.88%     0.56%         0.09%
$100,001-$150,000       0.10%          0.08%     4.41%       5.36%    6.74%     2.87%     0.99%         0.07%
$150,001 - $200,000     0.00%          0.07%     3.86%       4.87%    5.37%     2.57%     0.97%         0.16%
$200,001 - $250,000     0.00%          0.00%     3.21%       3.15%    3.59%     2.42%     0.43%         0.15%
$250,001 - $300,000     0.00%          0.11%     2.38%       2.60%    4.02%     1.84%     0.80%         0.22%
$300,001 - $350,000     0.00%          0.00%     1.18%       2.20%    1.66%     1.52%     0.66%         0.13%
$350,001 - $400,000     0.00%          0.00%     0.87%       1.27%    1.45%     1.20%     0.44%         0.10%
$400,001 - $450,000     0.00%          0.00%     0.45%       1.14%    0.90%     1.08%     0.23%         0.22%
$450,001 - $500,000     0.00%          0.00%     0.39%       0.58%    0.64%     0.64%     0.32%         0.20%
$500,001 - $550,000     0.00%          0.00%     0.14%       0.07%    0.28%     0.21%     0.14%         0.00%
$550,001 - $600,000     0.00%          0.00%     0.16%       0.07%    0.16%     0.23%     0.15%         0.00%
$600,001 - $650,000     0.00%          0.00%     0.00%       0.09%    0.08%     0.08%     0.00%         0.00%
$650,001 - $700,000     0.00%          0.00%     0.00%       0.09%    0.18%     0.09%     0.09%         0.00%
$700,001 - $750,000     0.00%          0.00%     0.00%       0.00%    0.19%     0.00%     0.00%         0.00%
$750,001 - $800,000     0.00%          0.00%     0.10%       0.10%    0.00%     0.00%     0.00%         0.00%
$850,001 - $900,000     0.00%          0.00%     0.00%       0.00%    0.00%     0.12%     0.00%         0.00%
                        ----           ----     -----       -----    -----     -----      ----          ----
TOTAL                   0.15%          0.31%    20.40%      25.05%   30.04%    16.82%     5.79%         1.34%
                        ----           ----     -----       -----    -----     -----      ----          ----

                                                                       GROSS                     STATED
PRIN BALANCE            801-850    TOTAL  CURRENT LTV         WAC      MARGIN    LIMITED DOC       DOC
------------            -------    -----  -----------         ---      ------    -----------       ---
$1-$50,000               0.00%     0.50%    63.64%          8.20481    5.31314      2.67          23.95
$50,001-$100,000         0.02%    13.75%    77.99%          7.63446    5.39269      0.67          19.92
$100,001-$150,000        0.01%    20.62%    77.77%          7.13093    5.22884      0.46          26.77
$150,001 - $200,000      0.00%    17.87%    77.02%          6.91301    5.13377      0.69          32.62
$200,001 - $250,000      0.00%    12.94%    77.34%          6.83974    5.04662      0.69          39.65
$250,001 - $300,000      0.00%    11.98%    78.00%          6.69409    4.86323      0.92          47.79
$300,001 - $350,000      0.00%     7.33%    80.85%          6.75246    5.03449      1.78          46.53
$350,001 - $400,000      0.05%     5.38%    78.61%          6.63419    4.88779         -          63.60
$400,001 - $450,000      0.00%     4.03%    78.75%          6.52621    4.70407      1.40          61.97
$450,001 - $500,000      0.00%     2.77%    78.82%          6.45529    4.85869      2.40          54.03
$500,001 - $550,000      0.00%     0.84%    81.89%          6.54278    4.45424         -          57.92
$550,001 - $600,000      0.00%     0.77%    86.43%          6.89356    5.16525         -          50.71
$600,001 - $650,000      0.00%     0.25%    78.25%          5.92553    4.87139         -          33.81
$650,001 - $700,000      0.00%     0.44%    77.37%          6.70734    4.33075         -          40.09
$700,001 - $750,000      0.00%     0.19%    67.43%          6.70314          -         -          51.52
$750,001 - $800,000      0.00%     0.21%    66.88%          6.31778    4.44307         -              -
$850,001 - $900,000      0.00%     0.12%    70.00%          6.55000    3.90000         -              -
                         ----    ------     -----           -------    -------      ----          -----
TOTAL                    0.09%   100.00%    77.96%          6.96413    5.08013      0.77          37.13
                         ----    ------     -----           -------    -------      ----          -----

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM       NO SCORE   451-500    501-550  551-600    601-650   651-700      701-750   751-800
-----------------------       --------   -------    -------  -------    -------   -------      -------   -------
0                               0.04%     0.08%       6.54%    7.60%     7.73%      4.46%        1.49%    0.35%
12                              0.00%     0.04%       0.86%    1.49%     2.49%      2.02%        1.03%    0.37%
24                              0.06%     0.18%      10.94%   12.23%    14.56%      6.25%        1.60%    0.34%
30                              0.00%     0.00%       0.03%    0.07%     0.07%      0.02%        0.05%    0.00%
36                              0.05%     0.01%       2.04%    3.67%     5.19%      4.07%        1.63%    0.28%
                                ----      ----       -----    -----     -----      -----         ----     ----
TOTAL                           0.15%     0.31%      20.40%   25.05%    30.04%     16.82%        5.79%    1.34%
                                ----      ----       -----    -----     -----      -----         ----     ----
                                                                                  GROSS                      LIMITED  STATED
PREPAYMENT PENALTY TERM          801-850   TOTAL      CURRENT LTV   WAC           MARGIN   AVG PRIN BAL        DOC      DOC
-----------------------          -------   -----      -----------   ---           ------   ------------        ---      ---
0                                 0.02%    28.32%        77.67%    7.08954       5.12029    156,341.07        1.08     40.02
12                                0.05%     8.34%        73.72%    6.68712       5.16940    214,287.53        0.72     53.13
24                                0.00%    46.16%        79.22%    6.90669       5.05633    166,444.71        0.77     35.58
30                                0.00%     0.24%        83.22%    6.57218       4.94460    198,051.54           -         -
36                                0.01%    16.94%        77.01%    7.05289       5.09676    141,047.69        0.30     29.20
                                  ----    ------         -----     -------       -------    ----------        ----     -----
TOTAL                             0.09%   100.00%        77.96%    6.96413       5.08013    161,627.67        0.77     37.13
                                  ----    ------         -----     -------       -------    ----------        ----     -----

MORTG RATES & FICO

MORTG RATES             NO SCORE  451-500      501-550  551-600  601-650     651-700     701-750   751-800
-----------             --------  -------      -------  -------  -------     -------     -------   -------
4.001-4.5%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
4.501-5.0%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
5.001-5.5%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
5.501-6.0%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
6.001-6.5%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
6.501-7.0%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
7.001-7.5%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
7.501-8.0%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
8.001-8.5%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
8.501-9.0%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
9.001-9.5%                0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
9.501-10.0%               0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
10.001-10.5%              0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
10.501-11.0%              0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
11.001-11.5%              0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
11.501-12.0%              0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
                          ----      ----        ----     ----      ----       ----         ----     ----
TOTAL                     0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.00%    0.00%
                          ----      ----        ----     ----      ----       ----         ----     ----
                                                                           GROSS                    LIMITED       STATED
MORTG RATES                801-850    TOTAL     CURRENT LTV    WAC         MARGIN    AVG PRIN BAL     DOC           DOC
-----------                -------    -----     -----------    ---         ------    ------------     ---           ---
4.001-4.5%                  0.00%     0.00%        80.00%    4.50000       3.00000    216,447.34        -              -
4.501-5.0%                  0.00%     0.00%        77.83%    4.82236       3.54825    228,242.17        -          19.07
5.001-5.5%                  0.00%     0.00%        75.37%    5.33821       3.93453    214,598.00     0.52          24.98
5.501-6.0%                  0.00%     0.00%        76.06%    5.82666       4.24449    202,400.16     0.22          36.44
6.001-6.5%                  0.00%     0.00%        77.48%    6.31308       4.64955    182,209.46     0.15          33.04
6.501-7.0%                  0.00%     0.00%        78.02%    6.80548       4.92951    172,201.92     1.01          40.65
7.001-7.5%                  0.00%     0.00%        79.01%    7.29769       5.37809    153,095.03     0.77          37.95
7.501-8.0%                  0.00%     0.00%        79.49%    7.77674       5.75251    145,685.32     0.96          45.83
8.001-8.5%                  0.00%     0.00%        80.00%    8.27973       6.10520    129,309.09     0.86          36.14
8.501-9.0%                  0.00%     0.00%        78.63%    8.78244       6.60545    123,192.46     3.02          37.66
9.001-9.5%                  0.00%     0.00%        76.09%    9.28416       6.96506    108,599.07        -          30.26
9.501-10.0%                 0.00%     0.00%        75.16%    9.79013       7.38198     86,125.45     2.49          33.46
10.001-10.5%                0.00%     0.00%        76.08%   10.29710       7.84918     92,683.91     2.14           6.70
10.501-11.0%                0.00%     0.00%        81.16%   10.74325       7.87928     76,422.47     6.91          20.08
11.001-11.5%                0.00%     0.00%        82.83%   11.26001       8.85000     67,550.89        -          25.08
11.501-12.0%                0.00%     0.00%        84.06%   11.86569             -     66,461.24        -          64.35
                            ----      ----         -----    --------       -------    ----------     ----          -----
TOTAL                       0.00%     0.00%        77.96%    6.96413       5.08013    161,627.67     0.77          37.13
                            ----      ----         -----    --------       -------    ----------     ----          -----

MORTG RATES & LTV

MORTG RATES            LTV 11-20   21-30       31-40    41-50     51-60      61-70        71-80    81-90
-----------            ---------   -----       -----    -----     -----      -----        -----    -----
4.001-4.5%               0.00%     0.00%       0.00%    0.00%     0.00%      0.00%        0.03%    0.00%
4.501-5.0%               0.00%     0.00%       0.00%    0.03%     0.00%      0.37%        1.28%    0.22%
5.001-5.5%               0.01%     0.00%       0.06%    0.07%     0.29%      0.61%        2.58%    0.59%
5.501-6.0%               0.00%     0.01%       0.07%    0.38%     1.07%      2.59%        7.38%    3.45%
6.001-6.5%               0.01%     0.01%       0.11%    0.43%     0.76%      1.99%        7.21%    3.47%
6.501-7.0%               0.00%     0.07%       0.19%    0.23%     0.95%      3.22%        9.83%    5.31%
7.001-7.5%               0.01%     0.00%       0.10%    0.23%     0.50%      1.57%        7.28%    3.24%
7.501-8.0%               0.01%     0.02%       0.09%    0.21%     0.61%      1.42%        5.71%    3.57%
8.001-8.5%               0.00%     0.00%       0.04%    0.06%     0.15%      0.88%        3.12%    2.09%
8.501-9.0%               0.00%     0.00%       0.00%    0.09%     0.12%      0.77%        2.31%    1.10%
9.001-9.5%               0.00%     0.01%       0.00%    0.01%     0.11%      0.48%        0.74%    0.32%
9.501-10.0%              0.00%     0.00%       0.02%    0.05%     0.08%      0.17%        0.38%    0.15%
10.001-10.5%             0.00%     0.00%       0.00%    0.00%     0.01%      0.15%        0.14%    0.07%
10.501-11.0%             0.00%     0.00%       0.00%    0.01%     0.02%      0.05%        0.07%    0.02%
11.001-11.5%             0.00%     0.00%       0.00%    0.00%     0.01%      0.01%        0.02%    0.01%
11.501-12.0%             0.00%     0.00%       0.00%    0.00%     0.00%      0.01%        0.02%    0.00%
                         ----      ----        ----     ----      ----      -----        -----    -----
TOTAL                    0.03%     0.12%       0.69%    1.79%     4.68%     14.30%       48.09%   23.59%
                         ----      ----        ----     ----      ----      -----        -----    -----
                                                            GROSS                                  STATED
MORTG RATES               91-100    TOTAL        AVG FICO   MARGIN    AVG PRIN BAL   LIMITED DOC     DOC
-----------               ------    -----        --------   ------    ------------   -----------     ---
4.001-4.5%                 0.00%     0.03%        689.00    3.00000    216,447.34           -          -
4.501-5.0%                 0.15%     2.05%        652.71    3.54825    228,242.17           -      19.07
5.001-5.5%                 0.08%     4.29%        635.21    3.93453    214,598.00        0.52      24.98
5.501-6.0%                 0.53%    15.48%        640.33    4.24449    202,400.16        0.22      36.44
6.001-6.5%                 0.94%    14.94%        620.18    4.64955    182,209.46        0.15      33.04
6.501-7.0%                 1.46%    21.26%        610.53    4.92951    172,201.92        1.01      40.65
7.001-7.5%                 1.20%    14.13%        596.79    5.37809    153,095.03        0.77      37.95
7.501-8.0%                 1.31%    12.94%        592.84    5.75251    145,685.32        0.96      45.83
8.001-8.5%                 0.42%     6.77%        576.30    6.10520    129,309.09        0.86      36.14
8.501-9.0%                 0.22%     4.61%        563.94    6.60545    123,192.46        3.02      37.66
9.001-9.5%                 0.13%     1.79%        556.22    6.96506    108,599.07           -      30.26
9.501-10.0%                0.08%     0.92%        552.44    7.38198     86,125.45        2.49      33.46
10.001-10.5%               0.03%     0.40%        549.54    7.84918     92,683.91        2.14       6.70
10.501-11.0%               0.11%     0.28%        579.83    7.87928     76,422.47        6.91      20.08
11.001-11.5%               0.02%     0.07%        541.52    8.85000     67,550.89           -      25.08
11.501-12.0%               0.01%     0.04%        569.00          -     66,461.24           -      64.35
                           ----    ------         ------    -------    ----------        ----      -----
TOTAL                      6.70%   100.00%        607.96    5.08013    161,627.67        0.77      37.13
                           ----    ------         ------    -------    ----------        ----      -----